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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                           reported): August 28, 2002

                       THE BANK OF NEW YORK COMPANY, INC.
                       ----------------------------------
             (exact name of registrant as specified in its charter)


                                    NEW YORK
                                    --------
                 (State or other jurisdiction of incorporation)



          1-6152                                             13-2614959
          ------                                             ----------
     (Commission file number)                               (I.R.S. employer
                                                          identification number)


     One Wall Street, New York, NY                          10286
     ----------------------------                           -----
         (Address of principal                            (Zip code)
           executive offices)

          212 - 495 - 1784
          ----------------
     (Registrant's telephone number,
          including area code)

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Item 5    Other Events

     Five exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File Nos. 333-89586, 333-89586-01, 333-89586-02,
333-89586-03, 333-89586-04) filed by The Bank of New York Company, Inc. (the "Company") with the Securities and Exchange Commission covering the Company's 4.25% Fixed Rate/Floating Rate Senior Subordinated Notes due 2012 (the "Notes"), issuable under an Indenture (the "Indenture"), dated as of October 1, 1993 between the Company and J.P. Morgan Trust Company, National Association. The exhibits consist of the Pricing Agreement (which incorporates the Underwriting Agreement Standard Provisions (August 2002)), dated August 28, 2002, between Company and Banc of America Securities LLC as Underwriter (the "Pricing Agreement"); the Underwriting Agreement Standard Provisions (August 2002) (the "Underwriting Agreement"), the Form of Note; an Officers' Certificate pursuant to Section 301 of the Indenture; and the opinion of counsel as to the legality of the Notes.

Item 7    Financial Statements, Pro Forma Financial
           Information and Exhibits

(c) Exhibits

          The following exhibits are filed herewith:

     1.1  Pricing Agreement.

     1.2  Underwriting Agreement.

     4.1 Form of Registrant's Fixed Rate/Floating Rate Senior Subordinated 4.25% Note due 2012.

     4.2 Officers' Certificate pursuant to Section 301 of the Indenture.

     5.1  Opinion of Paul A. Immerman, Esq.

     23.1 Consent of Paul A. Immerman, Esq. (included in
          Exhibit 5.1)

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 4, 2002

                          The Bank of New York Company, Inc.

                      By:  /s/ Thomas J. Mastro
                           ----------------------------------
                      Name:  Thomas J. Mastro
                      Title: Comptroller